Highland Opportunities and Income Fund
Item G.1.a.i. - Legal Proceedings

Two affiliated funds, including the Highland
Opportunities and Income Fund (f/k/a Highland Income
Fund), are the beneficiaries of an
approximately   $122 million judgment against Credit
Suisse related to a syndicated real estate transaction fraudulently underwritten by the Swiss bank. The judgment was appealed up to the Dallas
Court of Appeals, then the Texas Supreme Court, remanded to the trial court, and went back to the Dallas Court of Appeals. The Dallas Court of
Appeals issued a ruling reducing the judgment to an amount that, including offsets for prior settlement proceeds received by the funds, may result in the two funds recovering zero net dollars on the outstanding judgment. The Texas Supreme Court did not hear the case again. The case will now move back to the trial court. Depending on how the trial court applies the court of appeals decision it may result in the Fund's recovering zero net dollars.

The two funds also are participants in a similar action against Credit Suisse related to five additional real estate deals in which the funds allege Credit Suisse committed fraud in relation to the underwriting.